Events after the reporting period	12 Months Ended
Dec. 31, 2021
Disclosure Of Nonadjusting Events After Reporting Period [Abstract]
Events after the reporting period

42. Events after the reporting period

On February 23, 2022 Nuova Ompi signed the preliminary contract for the purchase of a brownfield in Latina (Italy) for a total consideration of approximately EUR 16 million. The facility, after renovation, is expected to produce EZ-fill® syringes and vials.

On February 25, 2022 the Group signed its first partnership agreement with the U.S. government’s Biomedical Advanced Research and Development Authority – or BARDA – which is part of the Department of Health and Human Services, in collaboration with the U.S. Department of Defense. Under the agreement, BARDA will invest up to approximately USD 95 million for Stevanato to increase its planned manufacturing capacity in Indiana for both standard and EZ-Fill® vials. The main objective is to strengthen domestic capabilities in the U.S. for national defense readiness and preparedness programs for current and future public health emergencies.